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                                                                    EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 2, 2001 included in Newpark Resources, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this registration statement.





                                                             ARTHUR ANDERSEN LLP

New Orleans, Louisiana
March 21, 2001